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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            July 23, 1997
                                                            -------------




                             THE CENTRIS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    001-12099
--------------------------------------------------------------------------------
                            (Commission File Number)

         Delaware                                              33-0097221
         ---------                                             ----------
(State of Incorporation or Organization)                    (IRS Employer
                                                            Identification No.)


650 Town Center Drive, Suite 1600, Costa Mesa, CA                 92626
-------------------------------------------------                 -----
   (Address of principal executive offices)                    (Zip Code)


                                  714/549-1600
                                  ------------
              (Registrant's telephone number, including area code)



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                     INFORMATION REQUIRED IN CURRENT REPORT

Item 5.   Other Events

         Effective as of May 24, 1990, the Registrant and Security Pacific National Bank (the "Rights Agent") entered into a Stockholders Rights Agreement (the "Rights Agreement") which provides that holders of each outstanding share of the Registrant's Common Stock shall be entitled to receive one Right to purchase shares of Registrant's Common Stock (a "Right"). By Application for Registration dated August 22, 1996 on Form 8-A, the Rights were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 in connection with the Registrant's listing of its securities on the New York Stock Exchange. Prior to that date, the Registrant's Rights had been "listed" on the NASDAQ National Market System and had been registered pursuant to Section 12(g) of the Securities Exchange Act of 1934.

         The Registrant and the Rights Agent have previously amended the Rights Agreement (i) effective as of January 16, 1992 (the "First Amendment"), (ii) effective as of May 24, 1994 (the "Second Amendment"), and (iii) effective as of September 28, 1995 (the "Third Amendment").

         Effective as of July 23, 1997, the Registrant and the Rights Agent amended the Rights Agreement (the "Fourth Amendment") as follows:

                  (i) To delete the name "US Facilities Corporation" in any place that it appears in the Rights Agreement, the Rights Certificate, or any other documents issued pursuant to or in connection with the Rights Agreement, and in its place substitute the current name of the Registrant, "The Centris Group, Inc.";

                  (ii) To change the term "10% Ownership Date" to "15% Ownership Date" and to change the term "10% Stockholder" to "15% Stockholder" in Sections 1(w) and 1(x), respectively, and wherever such terms appear in the Rights Agreement, the Rights Certificate, or any other documents issued pursuant to or in connection with the Rights Agreement;

                  (iii) To clarify the  definition  of "15%  Ownership  Date" in
         Section 1(w) and to change the last two sentences of Section 1(x) of the Rights Agreement to clarify the language giving the Board of Directors the complete authority to make the final determination as to whether any Person is or is not to be considered a 15% Stockholder for purposes of the Rights Agreement;

                  (iv) To change Section 3(a) of the Rights Agreement defining the "Distribution Date" to indicate that such Date shall be the close of business on the tenth business day after the "15% Ownership Date" or the close of business on the tenth business day after a tender or exchange offer is first published if, upon consummation thereof, such offer would result in a Person becoming a "15% Beneficial Owner" of the Corporation's outstanding Voting Shares;


                                      -2-
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                  (v) To change  the  capital  and  surplus  requirement  of the
         Rights Agent as set forth in Section 21 to a capital and surplus of at least ten million dollars;

                  (vi) To change Sections 23(a) and 23(b) of the Rights Agreement to permit the Board of Directors to redeem the Rights prior to the close of business of the tenth business day after the "Distribution Date" as defined in Section 3(a);

                  (vii) To change the first sentence of Section 24(a) and the last sentence of Section 24(b) to be consistent with the changes made in Sections 23(a) and 23(b);

                  (viii) To change the name and address of the Rights Agent to American Stock Transfer & Trust Company, whose address is 40 Wall Street, New York, New York 10005, as successor Rights Agent to Chemical Mellon Shareholder Services in Section 26;

                  (ix) To change the language of Section 27(a) to clarify the authority of the Board of Directors to supplement or amend the Rights Agreement;

                  (x) To change Section 31 to clarify the language relating to the redemption provision in Section 23 of the Rights Agreement;

                  (xi) To add a new Section 35 to describe the responsibilities of the Board of Directors with respect to administration of the Rights Agreement; and

                  (xii) To change other sections of the Rights Agreement as are necessary or proper in order to make the language of the Rights
         Agreement consistent with the amendments to the Rights Agreement as described above (the "Fourth Amendment").

         Attached hereto as Exhibit 1 to this Form 8-K is the Fourth Amendment to Rights Agreement, dated as of July 23, 1997.

         In addition to this Form 8-K describing the amendments to the Rights Agreement, the Registrant has concurrently filed with the Securities and Exchange Commission a Form 8-A/A amending its registration of the Rights pursuant to Section 12(b) of the Securities Exchange Act of 1934.

                                      -3-

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Item 7.   Financial Statements and Exhibits.

         Exhibit 1: Fourth Amendment to Rights Agreement, dated as of July 23, 1997, by and between The Centris Group, Inc. and American Stock Transfer & Trust Company


                                      -4-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                THE CENTRIS GROUP, INC.


                                                   /s/ JOSE A. VELASCO
Date:   August 22, 1997                         By_____________________________
                                                   JOSE A. VELASCO
                                                   Senior Vice President, Chief
                                                   Administrative Officer,
                                                   Secretary and General Counsel


                                      -5-

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                                  EXHIBIT INDEX



Exhibit Number                     Description                        Page
--------------                     -----------                        ----

      1            Fourth Amendment to Rights Agreement                 6


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